UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

_______________________

Microvast Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

_______________________

Delaware (State or Other Jurisdiction of Incorporation)	001-38826 (Commission File number)	83-2530757 (IRS Employer Identification No.)
2929 Briarpark Drive, Suite 400 Houston, Texas 77042 (Address of Principal Executive Offices, including Zip Code)

(281) 491-9505
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Accounting Officer

On August 6, 2026, the Company entered into an offer of employment with Derek Liu, pursuant to which Mr. Liu will serve as the Company’s Chief Accounting Officer (the “CAO Offer Letter”). Mr. Liu is expected to commence employment with the Company on or about August 7, 2026.

Mr. Liu, age 56, previously served as Chief Financial Officer at Silvercorp Metals Inc. from 2015 to 2025. In addition, during his time as Chief Financial Officer at Silvercorp Metals Inc, Mr. Liu served as Controller from 2006 to 2010. Mr. Liu also served as Chief Financial Officer at Canickel Mining Limited from 2011 to 2014. Mr. Liu holds a Master of Business Administration from Laurentian University, a Bachelor of Economics from Shenzhen University and a Diploma of Technology in Financial Management, Advanced Accounting from the British Columbia Institute of Technology.

Pursuant to the CAO Offer Letter, Mr. Liu’s annual base salary will be $350,000, his target annual bonus opportunity will be 50% of his annual base salary, subject to achievement of individual and Company performance measures, and he will be eligible to participate in the Company’s long-term incentive plan, employee benefits, and paid time off policies.

There are no arrangements or understandings between Mr. Liu and any other person pursuant to which Mr. Liu was appointed as Chief Accounting Officer of the Company. There are no family relationships between Mr. Liu and any director or executive officer of the Company, and he has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The above description of the CAO Offer Letter is a summary and is qualified in its entirety by the full text of the CAO Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated as of August 6, 2026, by and between Microvast Holdings, Inc. and Derek Liu.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROVAST HOLDINGS, INC.

Date: August 7, 2026	By:	/s/ Yang Wu
Name: Yang Wu
Title: Chief Executive Officer